UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-2

Eventbrite, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Transcript for the December 2, 2025 All-Hands Meeting

00:26:33.030 —> 00:26:42.740

Julia Hartz: Hey everyone, it’s good to see you all. There’s lots of people coming in, so I’m… I’m stalling just a second to make sure we’re not hitting any limits.

[*******]

[*******]

00:28:23.390 —> 00:28:46.790

Julia Hartz: Across the globe, for those of you who’ve stayed up late, thank you. And I know waking up this morning, you know, this news may have felt very unexpected to many of you, and bring a lot of questions. My goal today is to share what we know, and what this means for you, and how we’ll move forward together.

00:28:47.190 —> 00:29:12.130

Julia Hartz: there will be many more touchpoints. Hopefully, you have experienced at your time with this team that we’re going to have an open dialogue, and that will be really consistent. It doesn’t end with today at all, but there’s only so much that I’m able to share right now at this stage in, in this announcement. So, as I shared earlier in my email.

00:29:12.130 —> 00:29:21.469

Julia Hartz: with you. Eventbrite has entered into a definitive agreement to be acquired and taken private by Bending Spoons.

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00:29:21.470 —> 00:29:31.639

Julia Hartz: For those of you who haven’t heard of Bending Spoons, they’re a European technology company with a strong track record of growing digital platforms.

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00:29:31.960 —> 00:29:51.640

Julia Hartz: So, joining forces with bending spoons gives us the access to their proprietary tools, their platform, and I believe that will help us innovate and grow faster. This partnership does also create opportunity for not only our teams, but also our customers.

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00:29:51.640 —> 00:30:03.640

Julia Hartz: And strengthens our ability to serve both creators and consumers on both sides of our marketplace, while staying true to our mission of democratizing shared experiences.

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00:30:03.840 —> 00:30:18.569

Julia Hartz: I know this is a mission that Luca, the CEO of Bending Spoons, has been passionate about for some time, and I’ve had the opportunity to personally collect… connect with him and his team.

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00:30:18.570 —> 00:30:30.890

Julia Hartz: And I have to say, I’m impressed by the enthusiasm and the long-standing commitment to our mission and community that they’ve had, and and I’m excited about what’s to come.

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00:30:30.900 —> 00:30:49.380

Julia Hartz: So I think, you know, in the, conversations that I’ve had with them, they’ve really made me more confident about this decision, and I’m sure, many of you will understand this is not an easy decision by any means. It will…

00:30:49.430 —> 00:31:09.040

Julia Hartz: in my mind, honor our nearly 20-year legacy, which is something that I plan to celebrate with great abandon, and also, really sit back and soak in what we’ve achieved thus far. I think that, you know, the…

00:31:09.630 —> 00:31:24.330

Julia Hartz: this milestone and this next chapter for Eventbrite gives us long-term sustainability as a brand, as a community, as a company, and gives us more resources to innovate more boldly in service to our customers.

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00:31:25.100 —> 00:31:37.429

Julia Hartz: Now, Luca recorded a video for you all, which we’ll post in Slack, which shares a little bit more about who Bending Spoons is, and what they do. So I’m gonna let his own words speak for themselves.

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00:31:37.740 —> 00:31:46.969

Julia Hartz: And I wanted to also say, logistically, the proposed transaction is expected to close in the first half of 2026.

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00:31:47.020 —> 00:31:59.400

Julia Hartz: It’ll be subject to customary closing conditions and approvals, including the receipt of required regulatory approvals and approvals by our stockholders. So lots…

[*******]

[*******]

00:33:11.590 —> 00:33:29.800

Julia Hartz: In the meantime, I just want to say there are no material changes to how we work day-to-day, truly. From both our business priorities, not least of which I called [*******] this morning and leaned all the way in about December paid tickets, let’s go, let’s help our creators sell more tickets.

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00:33:29.800 —> 00:33:39.450

Julia Hartz: From the benefits that we offer as a company, and most of all to how we treat each other and how we show up for one another.

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00:33:39.830 —> 00:33:49.379

Julia Hartz: this is, a place and a time where I am all in, committed to, you know, leading us through this transition.

00:33:49.490 —> 00:34:07.659

Julia Hartz: to supporting and being buoyed by our mission, and really walking the walk of our values, I think, which… which remain at the heart of everything that we do, and I’m confident to say that have remained at the heart of all the work that we’ve done recently.

00:34:09.139 —> 00:34:26.970

Julia Hartz: So, I want to… obviously, this is not the last… I mean, this is… this is just the beginning of a communication, but I want to acknowledge all the hard work that everyone has done, especially this year. I think, you know, this has been a year of us building and resetting and doing a lot of,

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00:34:27.370 —> 00:34:36.660

Julia Hartz: Unseen hard work, and that’s really helping us deliver greater value to our customers and just be a stronger company overall.

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00:34:37.449 —> 00:34:39.279

Julia Hartz: And,

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00:34:40.480 —> 00:34:48.470

Julia Hartz: I want to just say that, you know, your contributions really brought us to this moment, and I’m grateful for that.

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00:34:48.969 —> 00:34:50.440

Julia Hartz: So…

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00:34:51.010 —> 00:35:08.699

Julia Hartz: The final point is that I want to at least answer one question that… that may be on everyone’s minds, which is, in the agreement, to recognize and to help retain Breitlings during the transition period.

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00:35:08.880 —> 00:35:22.129

Julia Hartz: We will provide a cash payment for all equity grants. That’s based on the price per share of the merger, including both vested and unvested portions.

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00:35:22.280 —> 00:35:28.629

Julia Hartz: And that payment will be made to Breitlings who hold equity upon the closing of this transaction.

00:35:29.630 —> 00:35:33.280

Julia Hartz: That’s not… Fully exhaustive of…

00:35:33.460 —> 00:35:44.800

Julia Hartz: the benefits and the way in which we will show up for Breitlings. That’s the only detail I can share right now, but I just want you to know a lot of blood, sweat, and tears went into making sure that

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00:35:44.850 —> 00:35:58.340

Julia Hartz: As we move through this time and this chapter together, whatever it may be, we are held together and united as a team that cares for one another. And that really also comes from bending spoons as well.

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00:35:58.540 —> 00:36:14.629

Julia Hartz: So, we’ll share more updates as details are finalized closer to and at closing. We’ll keep FAQs updated and hold additional sessions as needed, and transparency is my commitment to you.

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00:36:16.210 —> 00:36:17.380

Julia Hartz: with that.

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00:36:18.900 —> 00:36:34.029

Julia Hartz: keeping the… your, like, making sure that we’re doing right by the process is keeping conversations about this news internal to Eventbrite. It really doesn’t…

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00:36:34.030 —> 00:36:43.699

Julia Hartz: help anything to post things publicly or make your own commentary. I’ll leave it at that. Everybody has to make their own decisions, but I do ask that you use discretion.

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00:36:43.700 —> 00:36:55.440

Julia Hartz: that, you know, everything we say in the coming weeks about this is really held to the highest standard as a public company, and I know I can trust you all to make the right decisions and do the right thing.

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[*******]

Important Additional Information and Where to Find It

In connection with the proposed transaction between Eventbrite, Inc. (the “Company”) and a wholly owned subsidiary of Bending Spoons S.p.A. (“Bending Spoons”) (the “Transaction”), the Company will file with the SEC a definitive proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Company stockholders. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and securityholders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s website at https://investor.eventbrite.com or by contacting the Company’s Investor Relations Team at:

Eventbrite, Inc.

Attention: Investor Relations

95 Third Street, 2nd Floor

San Francisco, California 94103

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the Company’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 24, 2025 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on the Company’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements that involve substantial risks and uncertainties. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, statements related to the Transaction, including estimates and statements regarding the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “appears,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans, or intentions. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) any potential litigation relating to the Transaction that could be instituted against Bending Spoons, the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations and employee retention, and the Company’s ability to implement its business strategy; (iv) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (v) legislative, regulatory and economic developments affecting the Company’s business; (vi) general macroeconomic and geopolitical environment and market developments and conditions; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (x) significant transaction costs associated with the Transaction; (xi) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee and/or other expenses; (xiii) the ability of Bending Spoons to successfully integrate the Company’s operations, product lines and services; (xiv) the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC; and (xv) the risks and uncertainties that will be described in the Proxy Statement available from the sources indicated below. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transaction. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly provide revisions or updates to any of forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.